Exhibit 99.2

FOR IMMEDIATE RELEASE	SYMBOL: MZTI
February 3, 2026	TRADED: Nasdaq

THE MARZETTI COMPANY ANNOUNCES AGREEMENT TO ACQUIRE BACHAN’S, INC.
WESTERVILLE, Ohio, February 3 - The Marzetti Company (Nasdaq: MZTI) announced today that it has entered into a definitive agreement to acquire Bachan’s, Inc., the fast-growing Japanese Barbecue Sauce brand known for its delicious, authentic, clean-label products. The transaction reinforces the company’s expanding position in the sauce category and is expected to provide additional opportunities for growth through our retail and foodservice distribution network, the capabilities of our supply chain, and brand support from our marketing capabilities and culinary expertise. Bachan’s net sales for the twelve months ended December 31, 2025, were approximately $87 million. The purchase price for the transaction is $400 million, subject to customary adjustments, and we intend to fund the acquisition with cash on hand and additional financing. The transaction is expected to close prior to our fiscal year end date of June 30, 2026, subject to regulatory approval and other customary closing conditions.
David A. Ciesinski, The Marzetti Company’s CEO, commented, “We are very excited to share our plans to acquire Bachan’s as a strategic extension of our portfolio that will further strengthen our position in the dynamic condiment and sauce category. Bachan’s created its original Japanese Barbecue Sauce from a multi-generational family recipe passed down to its founder, Justin Gill, who has done a tremendous job scaling the brand. Over time, we intend to further broaden distribution, support continued product innovation, and thoughtfully extend the brand into new channels and adjacent categories.”
“This transaction will reinforce Marzetti’s position as a global leader in sauces by adding a premium brand that is exceptionally well aligned with evolving consumer preferences for global flavors and better-for-you products. We look forward to welcoming the Bachan’s team to the Marzetti family!”
Justin Gill, founder and CEO of Bachan’s, remarked, “Over the last several years, building Bachan’s has allowed me to fulfill my childhood dream of bringing my family’s sauce to market. My team and I have been working incredibly hard to deliver on this vision of building the first iconic Japanese-American flavor brand, and I am honored to partner with The Marzetti Company for the next stage of making my vision for Bachan’s a reality.”
“I am not only impressed by Marzetti’s incredible history, portfolio of brands, capabilities and mission – but what has left the most meaningful impression on me is who they are as people. Bachan’s is more than just a business or a brand to me - it is part of my family’s legacy and our brand values are my own personal values, instilled in me by my family. Marzetti is an organization that deeply shares these values, and I am confident they will honor them in this next chapter for Bachan’s. My team and I could not be more excited for our future with Marzetti as our strategic partner and as the new home for Bachan’s.”
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About The Marzetti Company
The Marzetti Company is a manufacturer and marketer of specialty food products for the retail and foodservice channels. Our retail brands and products include Marzetti® dressings and dips; New York Bakery™ garlic breads; and Sister Schubert’s® dinner rolls in addition to a growing portfolio of exclusive license agreements that includes Olive Garden® dressings; Chick-fil-A® sauces and dressings; Buffalo Wild Wings® sauces; Arby’s® sauces; Subway® sauces; and Texas Roadhouse® steak sauces and dinner rolls. In the foodservice channel, we supply sauces, dressings, breads and pasta to many of the top restaurant chains in the United States.
About Bachan’s
Bachan’s is a leading Japanese-American flavor brand led by founder and CEO Justin Gill. Launched in 2019 and headquartered in Sebastopol, CA, Bachan’s was born from Justin’s multi-generational family barbecue sauce recipe that was passed down to him by his bachan (grandma). Growing up, this sweet and savory sauce was always the centerpiece of family meals and gatherings. Now, this original family recipe has inspired the bold, fresh, umami flavor and clean ingredients in all of Bachan’s sauces, and Bachan’s is honored to continue this tradition. Bachan’s barbecue sauces and dipping sauces are made in the way you would for your own family with high quality, non-GMO ingredients and minimal processing. To learn more, visit www.bachans.com or follow Bachan’s on X, Facebook, Instagram or TikTok.

BACHAN'S
BOLD FLAVOR
COLD FILLED
JAPANESE BARBECUE SAUCE
AUTHENTIC FAMILY RECIPE
Sweet Honey
SWEET, SAVORY & RICH
NET WT. 17 OZ (482g)
BACHAN'S
JAPANESE BARBECUE SAUCE
AUTHENTIC FAMILY RECIPE
Yuzu Citrus
SWEET, SAVORY & BRIGHT
NET WT. 17 OZ (482g)
BACHAN'S
JAPANESE BARBECUE SAUCE
AUTHENTIC FAMILY RECIPE
Miso
SWEET, SAVORY & UMAMI
NET WT. 17 OZ (482g)
BACHAN'S
JAPANESE BARBECUE SAUCE
AUTHENTIC FAMILY RECIPE
The Original
SWEET, SAVORY & BOLD
NET WT. 17 OZ (482g)
BACHAN'S
JAPANESE BARBECUE SAUCE
AUTHENTIC FAMILY RECIPE
GLUTEN-FREE
The Original
NET WT. 17 OZ (482g)
BACHAN'S
JAPANESE BARBECUE SAUCE
AUTHENTIC FAMILY RECIPE
Sweet & Spicy
SWEET, SAVORY & SPICY
NET WT. 16 OZ (454g)
BACHAN'S
JAPANESE BARBECUE SAUCE
AUTHENTIC FAMILY RECIPE
Sweet Pineapple
SWEET, SAVORY & TROPICAL
NET WT. 16.5 OZ (468g)
BACHAN'S
JAPANESE BARBECUE SAUCE
AUTHENTIC FAMILY RECIPE
Roasted Garlic
SWEET, SAVORY & ROASTY
NET WT. 17 OZ (482g)
BACHAN'S
JAPANESE BARBECUE SAUCE
AUTHENTIC FAMILY RECIPE
Hella Hot
SWEET, SAVORY & FIERY
NET WT. 15.5 OZ (439g)

Transaction Advisors
Goldman Sachs & Co. LLC acted as exclusive financial advisor to The Marzetti Company and King & Spalding LLP acted as legal counsel. Centerview Partners LLC acted as exclusive financial advisor to Bachan’s, Inc. and Wachtell, Lipton, Rosen & Katz LLP served as legal counsel.

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Forward-Looking Statements
We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). This news release contains various “forward-looking statements” within the meaning of the PSLRA and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “plan,” “expect,” “hope” or similar words. These statements discuss future expectations; contain projections regarding future developments, operations or financial conditions; or state other forward-looking information. Such statements are based upon assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, expected future developments; and other factors we believe to be appropriate. These forward-looking statements involve various important risks, uncertainties and other factors, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward-looking statements. Some of the key factors that could cause actual results to differ materially from those expressed in the forward-looking statements include:
•the ability to successfully close the transaction, integrate the acquired business, and achieve operational and financial performance objectives;
•dependence on a wide array of critical third parties to support our operations, including contract manufacturers, distributors, logistics providers and IT vendors;
•the possible occurrence of product recalls or other defective or mislabeled product costs;
•changes in demand for our products, which may result from loss of brand reputation or customer goodwill;
•the success and cost of new product development efforts;
•the lack of market acceptance of new products;
•maintenance of competitive position with respect to other manufacturers;
•fluctuations in the cost and availability of ingredients and packaging;
•adverse changes in freight, energy or other costs of producing, distributing or transporting our products;
•dependence on key personnel and changes in key personnel;
•changes in our cash flow or use of cash in various business activities;
•changes in estimates in critical accounting judgments; and
•risks related to other factors described under “Risk Factors” in other reports and statements filed by us with the Securities and Exchange Commission, including without limitation our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (available at www.sec.gov).
Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update such forward-looking statements, except as required by law. Management believes these forward-looking statements to be reasonable; however, you should not place undue reliance on statements that are based on current expectations.

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FOR FURTHER INFORMATION:	Dale N. Ganobsik
Vice President, Corporate Finance and Investor Relations
The Marzetti Company
Phone: 614/224-7141
Email: ir@marzetti.com

Alysa Spittle
Senior Director, Communications
The Marzetti Company
Email: alysa.spittle@marzetti.com